EXHIBIT 10.3

EXECUTION COPY

AMENDMENT AND RESTATEMENT AGREEMENT dated as of April 22, 2004 (this “Agreement”), among ON SEMICONDUCTOR CORPORATION (formerly known as SCG HOLDING CORPORATION) (“Holdings”), SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), as administrative agent (the “Administrative Agent”), under the Credit Agreement dated as of August 4, 1999, as amended and restated as of November 25, 2003 (as amended, supplemented and modified and in effect on the date hereof, the “Existing Credit Agreement”), among Holdings, the Borrower, the lenders party thereto and the Administrative Agent.

WHEREAS Holdings and the Borrower have requested, and the Restatement Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Renewing Tranche E Lenders referred to below and the Additional Tranche F Lenders referred to below extend credit in the form of Tranche F Term Loans on the Restatement Effective Date in an aggregate principal amount equal to $320,517,162.22, (b) the Renewing Revolving Lenders referred to below and the Additional Revolving Lenders referred to below extend credit in the form of Revolving Commitments on the Restatement Effective Date in an aggregate principal amount equal to $25,000,000 and (c) the Existing Credit Agreement be amended and restated as provided herein.

NOW, THEREFORE, Holdings, the Borrower, the Restatement Lenders and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below. As used in this Agreement, “Restatement Lenders” means, at any time, (a) the Required Lenders under (and as defined in) the Existing Credit Agreement, (b) the Renewing Tranche E Lenders referred to below, (c) the Additional Tranche F Lenders referred to below, (d) the Renewing Revolving Lenders referred to below, and (e) the Additional Revolving Lenders referred to below.

SECTION 2. Restatement Effective Date. (a) The transactions provided for in Sections 3, 4 and 5 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the parties hereto shall agree upon.

(b) The “Restatement Effective Date” shall be specified by the Borrower, and shall be a date, not later than April 22, 2004, as of which all the conditions set forth or referred to in Section 6 hereof shall have been satisfied. The Borrower, by giving not less than one Business Day’s written notice, (i) shall propose a date as the Restatement Effective Date to the Administrative Agent and (ii) may change a previously proposed date for the Restatement Effective Date, provided that the Borrower agrees that the provisions of Section 2.16 of the Restated Credit Agreement shall apply in the event of any such change. The Administrative Agent shall notify the Restatement Lenders of the proposed date. This Agreement shall terminate at 5:00 p.m., New York City time, on April 22, 2004, if the Restatement Effective Date shall not have occurred at or prior to such time.

SECTION 3. Tranche F Term Loans. (a) Subject to the terms and conditions set forth herein, each Person identified on Schedule I hereto as a Tranche F Lender (a “Tranche F Lender”) agrees to make Tranche F Term Loans to the Borrower on the Restatement Effective Date in an aggregate principal amount not exceeding its Tranche F Commitment. A Tranche F Lender’s “Tranche F Commitment” means its commitment to make Tranche F Term Loans hereunder, expressed as an amount representing the maximum aggregate principal amount of Tranche F Term Loans to be made by such Tranche F Lender, as set forth in Schedule I hereto. The Tranche F Commitments are several and no Tranche F Lender will be responsible for any other Tranche F Lender’s failure to make Tranche F Term Loans. The Tranche F Term Loans shall be made in the manner contemplated by paragraphs (c) and (d) of this Section.

(b) Each Person that holds an existing Tranche E Term Loan (an “Existing Tranche E Lender”) that executes this Agreement specifically in the capacity of a “Renewing Tranche E Lender” on a signature page hereto (a “Renewing Tranche E Lender”) will be deemed on the Restatement Effective Date to have agreed to the terms of this Agreement and to have a Tranche F Commitment in its capacity as a Renewing Tranche E Lender equal to the lesser of its Tranche F Commitment set forth on Schedule I hereto and the outstanding principal amount of its Tranche E Term Loans immediately prior to the Restatement Effective Date (its “Existing Term Loans”). Each Existing Tranche E Lender that executes this Agreement specifically in the capacity of a Consenting Lender on a signature page hereto and does not have a Tranche F Commitment set forth on Schedule I hereto (such Lender, a “Consenting Tranche E Lender”) shall be deemed on the Restatement Effective Date to have consented to this Agreement but shall not have any commitment to make Tranche F Term Loans. Each Tranche F Lender (other than a Renewing Tranche E Lender in its capacity as such) is referred to herein as an “Additional Tranche F Lender”, it being understood that, if a Tranche F Lender is both a Renewing Tranche E Lender and an Additional Tranche F Lender, then (i) its Tranche F Commitment in its capacity as a Renewing Tranche E Lender shall equal the outstanding principal amount of its Existing Term Loans and (ii) its Tranche F Commitment in its capacity as an Additional Tranche F Lender shall equal the excess of its total Tranche F Commitment over the outstanding principal amount of its Existing Term Loans.

(c) The Tranche F Term Loans to be made by each Renewing Tranche E Lender on the Restatement Effective Date shall be made by converting Indebtedness represented by the outstanding principal amount of its Existing Term Loans (not exceeding its Tranche F Commitment) to, and exchanging such Indebtedness for, Tranche F Term Loans in an equal principal amount (on a net basis without requiring any transfer of funds), and such Indebtedness shall remain outstanding under the Restated Credit Agreement as Tranche F Term Loans. The Tranche F Term Loans to be made by each Additional Tranche F Lender on the Restatement Effective Date shall be made by transferring funds to the Administrative Agent, in the manner contemplated by Section 2.06 of the Restated Credit Agreement, in an amount equal to such Additional Tranche F Lender’s Tranche F Commitment (in its capacity as an Additional Tranche F Lender).

(d) Tranche F Term Loans shall be made on the Restatement Effective Date as ABR Borrowings. The provisions of Sections 2.02 and 2.06 of the Restated Credit Agreement shall apply for all purposes of making the Tranche F Term Loans, except as otherwise provided herein.

(e) The Borrower hereby irrevocably authorizes and directs the Administrative Agent to apply the proceeds of the Tranche F Term Loans received by the Administrative Agent on the Restatement Effective Date to prepay, pursuant to Section 2.11(a) of the Existing Credit Agreement, the Tranche E Term Loans outstanding as of such date (other than those converted to and exchanged for Tranche F Term Loans as provided above). On the Restatement Effective Date, the Borrower shall pay, without applying the proceeds of the Tranche F Term Loans, the accrued and unpaid interest on the Tranche E Term Loans (including those converted to and exchanged for Tranche F Term Loans as provided above) and any other amounts (including amounts under Section 2.16 of the Existing Credit Agreement) owing in respect of the Tranche E Term Loans. The conversion and exchange of all or any portion of a Tranche E Term Loan for a Tranche F Term Loan shall be treated as a repayment thereof for purposes of Section 2.16 of the Existing Credit Agreement.

(f) Unless the Administrative Agent shall have received notice from an Additional Tranche F Lender prior to the Restatement Effective Date that such Additional Tranche F Lender will not make available to the Administrative Agent such Additional Tranche F Lender’s share of such Tranche F Term Loan Borrowing, the Administrative Agent may assume that such Additional Tranche F Lender has made such share available on such date in accordance with this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if any Additional Tranche F Lender has in fact defaulted in making its share of such Tranche F Term Loan Borrowing, then the applicable Additional Tranche F Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such defaulted amount (to the extent so advanced by the Administrative Agent on behalf of such defaulting Additional Tranche F Lender), together with interest on such amount at the interest rate applicable to ABR Loans from the Restatement Effective Date to the date of payment. Upon any such payment by the Borrower, the Borrower shall have the right, at the defaulting Additional Tranche F Lender’s expense, upon notice to the defaulting Additional Tranche F Lender and to the Administrative Agent, to require such defaulting Additional Tranche F Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04 of the Restated Credit Agreement) all its interests, rights and obligations as an Additional Tranche F Lender under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations, provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee shall pay, in immediately available funds on the date of such assignment, (A) to the Administrative Agent, (1) the outstanding principal of, and interest accrued to the date of payment on, the defaulted amount of the Tranche F Term Loans advanced by the Administrative Agent on the defaulting Additional Tranche F Lender’s behalf under the Restated Credit Agreement that was not paid by the Borrower to the Administrative Agent pursuant to the preceding sentence and (2) all other amounts accrued for the Administrative Agent’s account or owed to it under the Restated Credit Agreement in respect of such defaulted amount of Tranche F Term Loans and (B) to the Borrower, the outstanding principal of, and interest accrued to the date of payment on, the defaulted amount of the Tranche F Term Loans that the Borrower paid to the Administrative Agent pursuant to the preceding sentence.

SECTION 4. Revolving Facility. (a) Subject to the terms and conditions set forth herein, each Person identified on Schedule I hereto as a Revolving Lender agrees that, effective on the Restatement Effective Date, it shall have a Revolving Commitment under the Restated Credit Agreement as set forth on Schedule I.

(b) Each Person that has a “Revolving Commitment” under, and as defined in, the Existing Credit Agreement immediately prior to the Restatement Effective Date and that is identified on Schedule I hereto as a Revolving Lender is referred to herein as a “Renewing Revolving Lender”. Each Person that is identified on Schedule I hereto as a Revolving Lender and is not a Renewing Revolving Lender is referred to herein as an “Additional Revolving Lender”. Each Person that executes this Agreement specifically as a Consenting Revolving Lender on a signature page hereto that has a “Revolving Commitment” under, and as defined in, the Existing Credit Agreement, and does not have a Revolving Commitment set forth on Schedule I hereto (such Lender, a “Consenting Revolving Lender”) shall be deemed on the Restatement Effective Date to have consented to this Agreement but shall not have a Revolving Commitment under the Restated Credit Agreement.

(c) Effective on the Restatement Effective Date, all “Revolving Commitments” under, and as defined in, the Existing Credit Agreement shall be terminated and replaced by the Revolving Commitments under the Restated Credit Agreement as provided in paragraph (a) above. On the Restatement Effective Date, the Borrower shall (i) prepay all outstanding “Revolving Loans” under, and as defined in, the Existing Credit Agreement (subject to paragraph (d) below), (ii) pay all accrued and unpaid interest on the “Revolving Loans” under, and as defined in, the Existing Credit Agreement and (iii) pay all fees and other amounts (including amounts under Section 2.16 of the Existing Credit Agreement) owing to the “Revolving Lenders” under, and as defined in, the Existing Credit Agreement. In addition, effective on the Restatement Effective Date, each “Revolving Lender” under, and as defined in, the Existing Credit Agreement shall be released from all its obligations under Sections 2.04 and 2.05 of the Existing Credit Agreement in respect of outstanding Swingline Loans and Letters of Credit, it being understood that such obligations shall be reallocated to the Revolving Lenders under the Restated Credit Agreement ratably in accordance with their Revolving Commitments.

(d) The Borrower may elect to finance amounts payable by it under paragraph (c) above (or otherwise payable by it hereunder) by borrowing Revolving Loans under the Restated Credit Agreement on the Restatement Effective Date, subject to the terms and conditions of this Agreement and the Restated Credit Agreement. In such event, the Borrower shall give a Borrowing Notice in accordance with Section 2.03 of the Restated Credit Agreement, and such Revolving Loans shall be made in accordance with the Restated Credit Agreement subject to the terms and conditions of this Agreement and the Restated Credit Agreement. In such event, any Revolving Loans required to be made by a Renewing Revolving Lender on the Restatement Effective Date (at the option of such Renewing Revolving Lender) may be made by converting such Renewing Revolving Lender’s outstanding “Revolving Loans” under, and as defined in, the Existing Credit Agreement to Revolving Loans under the Restated Credit Agreement, to the extent of such outstanding “Revolving Loans”. Otherwise, the provisions of Sections 2.02 and 2.06 of the Restated Credit Agreement shall apply for all purposes of making such Revolving Loans (regardless of whether the conditions set forth herein are satisfied or the Restated Credit Agreement shall become effective).

SECTION 5. Amendment and Restatement of the Existing Credit Agreement; Loans and Letters of Credit; Amendment of Security Documents. (a) Effective on the Restatement Effective Date, the Existing Credit Agreement (excluding the annexes, schedules and exhibits thereto that are not attached as part of Exhibit A hereto) is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Restated Credit Agreement”). From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Restated Credit Agreement.

(b) All Swingline Loans and Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement, and on and after the Restatement Effective Date, the terms of the Restated Credit Agreement will govern the rights and obligations of Holdings, the Borrower, the Lenders, the applicable Issuing Bank and the Administrative Agent with respect thereto.

(c) Effective on the Restatement Effective Date, (i) each Lender under, and as defined in, the Existing Credit Agreement that is not a Tranche F Lender or Revolving Lender as defined herein shall be released from all its obligations under the Existing Credit Agreement and shall not have any obligations under the Restated Credit Agreement, and (ii) each Tranche F Lender and Revolving Lender as defined herein shall be deemed to be a party to the Restated Credit Agreement, together with Holdings, the Borrower and the Administrative Agent, and the Restated Credit Agreement shall govern the rights and obligations of the parties hereto with respect to the Tranche F Term Loans and Revolving Commitments; provided that the foregoing shall not be construed to discharge or release the Borrower from any obligations owed to any Lenders under the

Existing Credit Agreement that cease to be Lenders under the Restated Credit Agreement, including obligations under Sections 2.15, 2.16, 2.17 or 9.03 thereof.

(d) The parties thereto that are Lenders under, and as defined in, the Existing Credit Agreement hereby waive any requirement under the Existing Credit Agreement of notice of prepayment of Loans or termination of Commitments under the Existing Credit Agreement provided for herein.

(e) The Restatement Lenders hereby consent to the amendment of the Security Documents to implement the provisions of the Restated Credit Agreement.

SECTION 6. Conditions. The consummation of the transactions set forth in Sections 3, 4 and 5 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower and the Restatement Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of each of (i) Cleary, Gottlieb, Steen & Hamilton, counsel for the Borrower, substantially in the form of Exhibit B-1, (ii) Gust Rosenfeld P.L.C., Arizona local counsel for the Borrower, substantially in the form of Exhibit B-2, and (iii) Hinckley, Allen & Snyder LLP, Rhode Island local counsel for the Borrower, substantially in the form of Exhibit B-3, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Restatement Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Restatement Transactions and any other customary legal matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) Each of the conditions set forth in Section 4.02 of the Restated Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming satisfaction of the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Restated Credit Agreement.

(e) The Administrative Agent shall have received all fees and other amounts due and payable in connection with this Agreement and the Existing Credit Agreement on or prior to the Restatement Effective Date, including, to the extent invoiced in writing at least two Business Days prior to the Restatement Effective Date, reimbursement or payment of all reasonable documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

(f) The Collateral and Guarantee Requirement shall be satisfied after giving effect to the Restatement Transactions, and in connection therewith the Administrative Agent shall have received (i) a completed Perfection Certificate with respect to the Loan Parties (including the Subsidiaries party to the Reaffirmation Agreement) dated the Restatement Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, (ii) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties (including the Subsidiaries party to the Reaffirmation Agreement) in the jurisdictions contemplated by the Perfection Certificate and the copies of the financing statements (or similar documents) disclosed by such research and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are expressly permitted by the Restated Credit Agreement, (iii) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Agreement and the Pledge Agreement (including any supplements thereto), after giving effect to the Restatement Transactions, and perfect such Liens to the extent required by, and with the priority required by, the Security Agreement and the Pledge Agreement and (iv) (A) amendments to each Mortgage with respect to each Mortgaged Property and each Restatement Mortgaged Property providing that the Tranche F Term Loans (in addition to the other Obligations) shall be secured by a Lien on each such Mortgaged Property and Restatement Mortgaged Property, as the case may be, (B) endorsements to existing policy or policies of title insurance issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage as amended so remains a valid first Lien on the Mortgaged Property or Restatement Mortgaged Property, as the case may be, described therein, free of any other Liens except as expressly permitted by Section 6.02 of the Restated Credit Agreement, together with such endorsements, coinsurance and reinsurance as the Collateral Agent or the Restatement Lenders may reasonably request and (C) such surveys, abstracts, appraisals, legal opinions and other documents as the Collateral Agent or the Restatement Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property or Restatement Mortgaged Property, as the case may be.

(g) A Reaffirmation Agreement substantially in the form of Exhibit C hereto shall have been executed and delivered by each party thereto.

The Administrative Agent shall notify the Borrower and the Restatement Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3, 4 and 5 of this Agreement and the obligations of the Tranche F Lenders to make Tranche F Term Loans and the Revolving Commitments of the Revolving Lenders provided for herein shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on April 22, 2004 (and, in the event such conditions are not so satisfied or waived, this Agreement shall terminate at such time).

SECTION 7. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of Holdings, the Borrower, the Administrative Agent and the Restatement Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Restatement Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8. No Novation. This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement, except to the extent actually prepaid as provided herein. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date. This Agreement shall be a Loan Document for all purposes.

SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement or, in the case of a notice to any Tranche E Lender, in accordance with Section 9.01 of the Existing Credit Agreement.

SECTION 10. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ON SEMICONDUCTOR CORPORATION,

By	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Senior Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC,

By	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, as Administrative Agent,

By	/s/ EDMOND DEFOREST
Name:	Edmond DeForest
Title:	Vice President

SIGNATURE PAGE TO THE AMENDMENT
AND RESTATEMENT AGREEMENT AMONG ON SEMICONDUCTOR CORPORATION, SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK,
AS ADMINISTRATIVE AGENT

Name of Institution *:

JPMORGAN CHASE BANK

Executing solely as a Consenting Tranche E Lender:

By
Name:
Title:

Executing as a Renewing Tranche E Lender:

By	/s/ EDMOND DEFOREST
Name:	Edmond DeForest
Title:	Vice President

Executing as an Additional Tranche F Lender:

By	/s/ EDMOND DEFOREST
Name:	Edmond DeForest
Title:	Vice President

*	Each Institution must sign separately in each capacity in which it is agreeing to the terms of this Agreement. Each institution that is a Lender under the Existing Credit Agreement who is not a Renewing Tranche E Lender or a Renewing Revolving Lender, may nevertheless consent to the terms of this Agreement by signing solely in the capacity of a Consenting Tranche E Lender or a Consenting Revolving Lender, as applicable.

Executing solely as a Consenting Revolving Lender:

By
Name:
Title:

Executing as a Revolving Lender:

By
Name:
Title:

[Not included in this filing are numerous signature pages for the numerous banks that are Lenders under the Credit Agreement.]

SCHEDULES AND EXHIBITS

Schedules

Schedule I	Commitments

Exhibits

Exhibit A	Amended and Restated Credit Agreement
Exhibit B-1	Form of Opinion of Cleary, Gottlieb, Steen & Hamilton
Exhibit B-2	Form of Opinion of Gust Rosenfeld P.L.C.
Exhibit B-3	Form of Opinion of Hinckley, Allen & Snyder LLP
Exhibit C	Form of Reaffirmation Agreement